UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

COMMAND SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	001-33525	14-1626307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 Herndon Parkway, Suite A

Herndon, Virginia 20170

(Address of Principal Executive Offices) (Zip Code)

(703) 464-4735

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events.

Command Security Corporation (the “Company”) has previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 that a putative class action lawsuit was filed on November 5, 2018 (the “Merger Litigation”) relating to the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of September 18, 2018, by and among the Company, Prosegur SIS (USA) Inc., a Florida corporation (“Parent”), and Crescent Merger Sub, Inc., a New York corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation, and the disclosures provided in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 2, 2018 with respect thereto.

While the Company believes that no supplemental disclosure is required to be made to the Proxy Statement under applicable law and that the claims asserted in the Merger Litigation are without merit, in order to avoid the risk of the Merger Litigation delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement as provided under the heading “Supplement to the Proxy Statement,” below. The named plaintiff in the Merger Litigation (“Plaintiff”) has agreed to request voluntary discontinuance of the Merger Litigation with prejudice as to Plaintiff only, and without prejudice as to the putative class, within five business days of the closing of the transactions contemplated by the Merger Agreement.

Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

This Current Report on Form 8-K and the disclosure provided herein does not affect the consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the special meeting of the Company’s stockholders scheduled for December 4, 2018 at 1:00 p.m. Eastern Time as described in the Proxy Statement. The Company’s board of directors continues to recommend that Company stockholders vote “FOR” the proposal to approve the Merger Agreement and “FOR” the other proposals being considered at the special meeting.

supplement to the proxy statement

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the Proxy Statement. All page references in the information below are to pages in the Proxy Statement. Paragraph references used herein refer to the proxy statement before any additions or deletions resulting from the supplemental disclosures. Underlined text shows text being added to a referenced disclosure in the proxy statement. The information contained herein speaks only as of November 29, 2018 unless the information indicates another date applies.

1.	The section of the Proxy Statement entitled “Opinion of Command’s Financial Advisor” is hereby supplemented as follows:

The second paragraph on page 25 (such paragraph beginning with “Although none of the companies listed above are directly comparable…”) of the Proxy Statement is amended and restated to read as follows:

Although none of the companies listed above are directly comparable to Command, the companies were selected by Nomura for this analysis because they are publicly traded companies with operations and/or other criteria, such as lines of business, markets and business risks, which Nomura considered similar to Command for purposes of analysis. Nomura reviewed total enterprise values (“TEV”) of these companies, calculated as market value, based on reported fully-diluted shares of Command common stock outstanding and closing stock prices on September 14, 2018, plus debt outstanding, preferred equity, and minority interest, less cash, cash equivalents and investments in affiliates, as multiples of last 12 months and estimated one fiscal year forward earnings before interest, taxes, depreciation and amortization, as adjusted for certain items (“Adjusted EBITDA”) converted to a fiscal year ended March 31, 2019. Nomura observed that the mean and median multiples were 9.2x and 9.lx, respectively, for last 12 month Adjusted EBITDA, and 8.6x and 8.4x, respectively, for estimated one fiscal year forward Adjusted EBITDA. Based on its professional judgment, taking into account Command’s significantly smaller size and profitability, Nomura then applied a range of 7.0x to 9.0x to Command’s last 12 months (as of June 30, 2018) Adjusted EBITDA and 6.5x to 8.5x to Command’s forecasted fiscal year ending March 31, 2019 Adjusted EBITDA. Nomura also reviewed closing stock prices on September 14, 2018 of the selected companies as multiples of estimated one fiscal year forward earnings per share, as adjusted for certain items (“P/E multiples”). Nomura observed that the mean and median P/E multiples were 15.8x and 17.0x, respectively. Based on its professional judgment, taking into account Command’s significantly smaller size and profitability, Nomura then applied a range of 12.5x to 15.5x to Command’s projected earnings per share for the fiscal year ending March 31, 2019. Financial data for Command were based on internal latest 12 months data and the projections prepared by Command’s management. Financial data for the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information.

2

2.	The section of the Proxy Statement entitled “Opinion of Command’s Financial Advisor” is hereby supplemented as follows:

The first paragraph on page 26 (such paragraph beginning with “Nomura performed a discounted cash flow analysis of Command…”) of the Proxy Statement is amended and restated to read as follows:

Nomura performed a discounted cash flow analysis of Command to calculate the estimated present values of the unlevered free cash flows that Command was forecasted to generate during the period from July 31, 2018 to March 31, 2024 based on the financial projections prepared by Command’s management. Nomura discounted the unlevered free cash flow to present value as of July 31, 2018 using a selected discount rate range of 9.0% to 11.0% based on Nomura’s estimation of Command’s then current weighted average cost of capital, which was estimated based on Nomura’s (i) investment banking and capital markets judgment and experience in valuing companies similar to Command and (ii) application of the capital asset pricing model, which requires certain (a) general inputs such as the prospective U.S. equity risk premium and the corresponding risk-free rate and (b) company-specific inputs such as the subject company’s forward-looking equity beta, the subject company’s assumed forward-looking capital structure and the corresponding blended cost of debt, the subject company’s prospective marginal cash income tax rate and the appropriate size/liquidity premium for the subject company. Nomura calculated a terminal value for Command as of March 31, 2024 using both a Terminal EBITDA Method of calculation and a Perpetuity Growth Method of calculation. For purposes of the Terminal EBITDA Method, Nomura used an exit multiple of 7.0x to 9.0x to calculate terminal value for Command. For purposes of the Perpetuity Growth Method, Nomura applied a range of perpetual growth rates of 2.5% to 4.5% to the unlevered free cash flow of Command for the fiscal year ended March 31, 2024. Nomura selected such perpetual growth rates based on its professional judgment taking into account various considerations and factors including, among others, (i) the nature of Command’s businesses, including recent and expected trends in and competitive dynamics with respect to, and expected long-term growth prospects for, the industry and markets in which Command operates, (ii) Command’s financial projections and (iii) then-prevailing market expectations regarding U.S. long-term economic growth and U.S. long-term inflation. Nomura then discounted the terminal value using its selected discount rate range of 9.0% to 11.0%. For each method, Nomura then calculated the implied price per share of Command common stock by adding the present value of the adjusted unlevered free cash flows and the terminal value. This analysis indicated the following implied equity value ranges for a share of Command common stock:

3.	The section of the Proxy Statement entitled “Opinion of Command’s Financial Advisor” is hereby supplemented as follows:

The fourth paragraph on page 27 (such paragraph beginning with “Nomura also looked at premiums paid since 2015 in transactions having a transaction value of…”) of the Proxy Statement is amended and restated to read as follows:

Nomura also looked at premiums paid since 2015 in all-cash transactions having a transaction value of between $25 million and $75 million involving the acquisition of 100% of the equity of a public U.S. target company. Nomura observed that for the 27 transactions that fell within Nomura’s search criteria (which excluded transactions with a negative or greater than 100% premium), the median premium to the volume weighted average price (“VWAP”) of the shares of the target company one month prior to announcement of the transaction was 35.8% and compared that to the VWAP of the shares of Command common stock for the one-month period ended September 14, 2018. Based on these transactions, Nomura applied a premium range of 30%-45% to $1.83, which was the VWAP for the shares Command common stock for the one-month period ended September 14, 2018. This analysis indicated implied equity value range of $2.38 to $2.66 for a share of Command common stock. No company or transaction utilized in the premiums paid analysis is identical to Command or the merger.

3

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K (the “Current Report”), and the documents to which we refer you in this Current Report, as well as information included in oral statements or other written statements made or to be made by us or our representatives from time to time, may contain forward-looking statements that are based on our assumptions, expectations and projections about us and the security industry. These include statements regarding our expectations about Adjusted EBITDA, revenues, our liquidity, or expenses and our continued growth, among others. You can identify these statements by forward-looking words such as “may,” “expect,” anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;
●	contain projections of future results of operations or financial condition, including with respect to Adjusted EBITDA, which is a non-GAAP financial measure; and
●	state other “forward-looking” information.

Such forward-looking statements by their nature involve a degree of risk and uncertainty. We caution you to not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. In addition to the specific risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, the following are among the important factors, risks and uncertainties that could cause actual results to differ materially from the forward-looking statements:

●	our shareholders may not adopt the Merger Agreement;
●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement and risk that the circumstances of such termination could require us to pay Parent the termination fee of approximately $1.2 million;
●	litigation in respect of the Merger, including the Merger Litigation, could delay or prevent the closing of the Merger;
●	the parties may be unable to obtain governmental and regulatory approvals required for the Merger, or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger;
●	the proposed transaction may be delayed or may not close;
●	our pursuit of the Merger may disrupt our business and make it more difficult to maintain our business and operational relationships and the restrictions imposed on us prior to the closing of the Merger or termination of the Merger Agreement may prevent us from growing our business or operating outside of the ordinary course of business without the consent of Parent and/or Merger Sub;
●	developments beyond the parties’ control, including but not limited to, changes in economic and employment conditions, competitive conditions and health care reform;
●	we may not be able to incur additional debt; or
●	the possibility that alternative acquisition proposals will or will not be made.

4

Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by us.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report. We have based the forward-looking statements included in this Current Report on information available to us on the date of this Current Report and, except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of unanticipated events. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors including, but not limited to, those risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company, Parent and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger of the Company will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company filed a definitive proxy statement with the SEC on November 2, 2018. The definitive proxy statement was mailed to the Company’s stockholders on or about November 2, 2018. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF COMMAND SECURITY CORPORATION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and certain of its executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies are set forth in the Company’s definitive proxy statement filed with the SEC on November 2, 2018 and other relevant documents that may be filed with the SEC. Information regarding certain of these persons and their beneficial ownership of the Company’s common stock is also set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and the Company’s definitive proxy statement filed with the SEC on November 2, 2018.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND SECURITY CORPORATION

	By:	/s/ N. Paul Brost
Date: November 29, 2018		N. Paul Brost
Chief Financial Officer

6